GTAT Investor Financial Summary

(dollars in millions except per share data)	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	CY2010	CY2011	CY2012	CY2013
Revenue by Segment	271.6	231.1	217.7	153.0	353.9	167.3	110.1	102.3	57.8	168.3	40.3	32.6	822.0	873.4	733.5	299.0
Photovoltaic (PV)	186.0	198.6	111.2	34.4	31.4	9.4	1.6	6.6	4.4	11.4	4.4	11.3	618.2	530.2	48.9	31.5
Polysilicon	79.2	23.9	98.0	87.4	153.9	121.5	95.9	89.3	38.0	150.8	28.6	2.5	194.9	288.6	460.6	219.8
Sapphire	6.4	8.6	8.5	31.2	168.6	36.3	12.6	6.5	15.4	6.2	7.4	18.8	8.9	54.7	224.0	47.8
Revenue by Geography	271.6	231.1	217.7	153.0	353.9	167.3	110.1	102.3	57.8	168.3	40.3	32.6	822.0	873.4	733.5	299.0
Asia	267.1	225.9	186.7	149.5	348.4	163.6	106.2	99.5	54.5	164.7	36.1	28.7	758.3	829.3	717.8	284.1
U.S.	2.7	3.8	2.5	2.3	2.9	2.4	2.3	2.0	2.8	3.1	3.3	3.1	5.9	11.2	9.6	12.3
Europe/ROW	1.8	1.4	28.5	1.3	2.6	1.2	1.5	0.9	0.5	0.5	0.9	0.7	57.9	32.9	6.2	2.6
Gross Profit	116.9	113.4	95.1	66.0	152.3	60.2	35.0	(41.2)	13.6	58.6	17.8	3.0	334.2	391.3	206.4	93.0
Gross Margin %	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	-40.2%	23.6%	34.8%	44.1%	9.3%	40.7%	44.8%	28.1%	31.1%
Non-GAAP Gross Margin %	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	32.4%	24.4%	34.8%	44.2%	19.9%		44.8%	38.3%	32.5%
Operating Expenses	$ 34.1	$ 34.7	$ 41.3	$ 34.3	$ 36.2	$ 35.6	$ 29.9	$ 135.3	$ 39.9	$ 37.5	$ 54.0	$ 52.8	$ 88.3	$ 144.3	$ 237.0	$ 184.2
Research and Development	$ 8.0	$ 11.3	$ 10.0	$ 13.3	$ 15.2	$ 13.9	$ 18.8	$ 22.7	$ 16.4	$ 18.5	$ 21.1	$ 27.0	$ 20.8	$ 42.6	$ 70.6	$ 83.0
Sales and Marketing	$ 6.3	$ 6.2	$ 7.1	$ 3.8	$ 2.7	$ 3.8	$ 3.1	$ 5.5	$ 3.3	$ 4.1	$ 3.5	$ 4.5	$ 15.9	$ 23.3	$ 15.1	$ 15.4
General and Administrative	$ 17.6	$ 15.5	$ 19.6	$ 13.8	$ 15.2	$ 15.1	$ 15.4	$ 13.8	$ 14.6	$ 16.5	$ 17.4	$ 20.5	$ 51.5	$ 66.5	$ 59.5	$ 69.0
Operating Income	$ 82.7	$ 78.7	$ 53.8	$ 31.7	$ 116.1	$ 24.6	$ 5.1	$ (176.4)	$ (26.3)	$ 21.1	$ (36.2)	$ (49.8)	$ 245.9	$ 247.0	$ (30.6)	$ (91.1)
Net Income	$ 51.9	$ 52.1	$ 36.9	$ 15.3	$ 79.1	$ 14.8	$ 2.3	$ (159.4)	$ (18.7)	$ 11.9	$ (38.1)	$ (41.8)	$ 156.1	$ 156.2	$ (63.2)	$ (86.7)
Earnings per Share (Diluted)	$ 0.41	$ 0.41	$ 0.29	$ 0.12	$ 0.65	$ 0.12	$ 0.02	$ (1.34)	$ (0.16)	$ 0.10	$ (0.31)	$ (0.33)	$ 1.08	$ 1.21	$ (0.53)	$ (0.71)
Non-GAAP EPS*	$ 0.43	$ 0.44	$ 0.35	$ 0.19	$ 0.71	$ 0.16	$ 0.01	$ (0.15)	$ (0.07)	$ 0.15	$ (0.16)	$ (0.26)	*	$ 1.41	$ 0.73	$ (0.35)



CY 2013 Revenue Mix
Sapphire 16%
Photovoltaic 11%
Polysilicon 73%



CY 2012 Revenue Mix
Sapphire 30%
Photovoltaic 7%
Polysilicon 63%



Q4 CY 2013 Backlog
(in millions)
$602 Total
SAPPHIRE
$292
POLY
$299
PV
$11



Q4 CY 2013 Backlog: $602 Million
(in millions)
Deferred Revenue
$63
Non Refundable Customer Deposits
$93
Unshipped Orders
$434
$12
Letters of



Revenue and Non- GAAP Gross Margin
(revenue in millions)
Revenue
Non-GAAP Gross Margin %



R&D and SG&A Expenses Trend
(in millions)
Research and Development
Sales and Marketing
General and Administrative



Non-GAAP EPS
(in thousands)
Diluted shares Outstanding
Non-GAAP EPS*

*Company started reporting non-GAAP EPS in CY2012. Company has provided CY2011 non-GAAP EPS for comparative purposes. Please refer to the GAAP to non-GAAP reconciliation on page 3.

-Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GTAT Investor Financial Summary

(dollars in millions)	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13
Cash, Cash Equivalents, Restricted Cash & Short-Term Investments	$ 362.7	$ 473.4	$ 494.0	$ 303.1	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7	$ 258.5	$ 593.0
- Restricted Cash	$ -	$ -	$ 10.2	$ 96.2	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 94.7
Non-Restricted Cash, Cash Equivalents & Short-Term Investments	$ 362.7	$ 473.4	$ 483.8	$ 206.9	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7	$ 258.5	$ 498.2
Debt & Convertible Notes	$ 120.3	$ 95.6	$ 90.9	$ -	$ 75.0	$ 145.0	$ 298.1	$ 297.0	$ 259.6	$ 260.4	$ 261.3	$ 456.4
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt	$ 242.4	$ 377.8	$ 392.8	$ 206.9	$ 275.9	$ 187.4	$ 181.1	$ 121.1	$ 60.6	$ 34.2	$ (2.9)	$ 41.8
Vendor Advances	$ 20.0	$ 24.8	$ 34.9	$ 55.2	$ 85.4	$ 84.2	$ 99.5	$ 52.9	$ 28.4	$ 25.8	$ 31.2	$ 12.3
Customer Deposits	$ 144.4	$ 263.6	$ 300.8	$ 307.9	$ 334.1	$ 274.2	$ 251.6	$ 183.1	$ 144.9	$ 112.6	$ 91.8	$ 94.6
Deferred Revenue	$ 445.5	$ 395.7	$ 460.8	$ 431.1	$ 196.2	$ 149.3	$ 93.2	$ 121.9	$ 146.2	$ 68.2	$ 62.3	$ 119.4
Deferred COGS	$ 255.1	$ 228.5	$ 247.1	$ 229.7	$ 101.0	$ 71.6	$ 40.5	$ 54.7	$ 72.3	$ 29.2	$ 28.6	$ 29.5
Capital Expenditures	$ 20.6	$ 8.9	$ 9.2	$ 15.9	$ 14.1	$ 15.0	$ 6.6	$ 3.8	$ 1.6	$ 1.1	$ 1.0	$ 49.9
Accounts Receivable	$ 87.1	$ 55.4	$ 68.1	$ 51.5	$ 65.7	$ 41.4	$ 11.5	$ 23.8	$ 20.4	$ 11.8	$ 7.5	$ 12.4
Inventory	$ 127.6	$ 162.0	$ 156.5	$ 198.6	$ 193.3	$ 202.7	$ 216.3	$ 167.1	$ 187.5	$ 156.4	$ 159.9	$ 89.1
Accounts Payable	$ 63.4	$ 40.2	$ 51.7	$ 69.9	$ 34.3	$ 51.0	$ 43.7	$ 44.8	$ 45.3	$ 16.4	$ 20.3	$ 77.3
Metrics												
ROIC (TTM)	86.5%	80.1%	67.0%	63.4%	55.3%	41.9%	27.8%	-26.1%	-70.8%	-63.7%	-91.7%	-26.6%
ROE (TTM)	91.8%	91.5%	70.1%	80.6%	68.8%	47.8%	31.6%	-25.9%	-57.6%	-54.1%	-65.6%	-30.5%
ROA (TTM)	18.8%	21.7%	18.1%	14.2%	16.2%	12.8%	8.7%	-5.8%	-15.8%	-17.2%	-20.9%	-7.9%
DIO (TTM)	68.8	80.6	92.1	120.8	110.7	128.4	144.5	126.6	187.9	176.0	214.6	227.1
DSO (TTM)	28.4	17.0	26.0	31.7	29.2	19.8	18.5	18.7	35.9	22.1	9.4	22.1
DPO (TTM)	30.0	23.7	31.9	55.4	33.7	32.1	37.0	39.7	39.3	33.1	36.5	108.2
Cash Conversion Cycle (TTM)	67.2	73.9	86.1	97.1	106.2	116.1	126.1	105.6	184.5	165.0	187.5	140.9
Inventory Turns	4.9	2.9	3.1	1.8	4.2	2.1	1.4	3.4	0.9	2.8	0.6	1.3
Inventory DOH	75.2	125.7	116.5	208.3	87.4	172.8	262.9	106.3	387.4	130.0	648.1	275.2

Notes

-Certain amounts in the table above may not sum or recalculate due to rounding

Defintion/Formulas

TTM =Trailing 12 Months

ROIC: Return on Invested Capital = (TTM Net Income)/Total Capital

ROE: Return on Equity = (TTM Net Income)/(TTM avg. shareholder equity)

ROA: Return on Assets = (TTM Net Income)/(TTM avg. total assets)

DIO: Days Inventory Outstanding = (TTM avg. inventory)/(TTM cost of sales per day)

DSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)

DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)

Cash Conversion Cycle: DIO + DSO - DPO

Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)

Inventory DOH: Inventory Days on Hand = (365/inventory turns)



Cash, Cash Equivalents, Restricted Cash & Short-Term Investments
(in millions)
$500
$400
$300
$200
$100
$0
$363
$473
$494
$303
$351
$332
$479
$418
$320
$295
$259
$593
Q1 CY11 Q2 CY11 Q3 CY11 Q4 CY11 Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt
Restricted Cash
Debt & Convertible Notes



Return on Invested Capital
(TTM)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
-120%
87%
80%
67%
63%
55%
42%
28%
-26%
-71%
-64%
-92%
-27%
Q1 CY11 Q2 CY11 Q3 CY11 Q4 CY11 Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13



Return on Equity
(TTM)
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
92%
92%
70%
81%
69%
48%
32%
-26%
-58%
-54%
-66%
-31%
Q1 CY11 Q2 CY11 Q3 CY11 Q4 CY11 Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Q1 CY13 Q2 CY13 Q3 CY13 Q4 CY13

GTAT Non-GAAP Financial Measures

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three Months Ended												Twelve Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	September 28, 2013	December 31, 2013	December 31, 2012	December 31, 2013
Non-GAAP Net Income & Earnings per Share														
Net income	$51,894	$52,069	$36,915	$15,340	$79,073	$14,757	$2,344	($159,409)	($18,681)	$11,947	($38,147)	($41,766)	($63,235)	($86,647)
Non-GAAP adjustments:														
Amortization of acquired intangible assets	978	1,070	1,760	2,822	2,546	2,547	2,538	2,534	2,455	2,667	2,976	2,975	10,165	11,073
Share based compensation expense	2,562	3,120	3,776	3,660	4,171	4,103	4,818	2,084	4,423	4,905	4,555	4,797	15,176	18,680
Third party acquisition related expenses	114	130	3,090	240	223	246	136	945	164	924	371	434	1,550	1,893
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	-	-	-	-	71,754	492	45	19	943	71,754	1,499
Accelerated depreciation for early retirement of fixed assets	-	-	-	-	-	-	-	2,520	1,000	1,536	63	6,794	2,520	9,393
Impairment of goodwill	-	-	-	-	-	-	-	57,037	-	-	-	-	57,037	-
Restructuring charges and asset impairments	-	-	-	-	-	-	-	33,441	2,858	-	4,010	-	33,441	6,868
Contingent consideration (income) expense	1,262	680	2,787	464	527	155	(9,943)	296	336	(4,310)	4,971	(2,116)	(8,965)	(1,119)
Non-cash portion of interest expense	525	2,214	843	6,360	177	238	342	3,042	4,212	3,300	3,352	8,812	3,799	19,676
Income tax effect of non-GAAP adjustments (1)	(1,801)	(2,662)	(3,399)	(5,127)	(742)	(2,710)	457	(32,354)	(6,188)	(2,924)	(1,539)	(13,402)	(35,349)	(24,053)
Non-GAAP net income	$55,534	$56,621	$45,772	$23,759	$85,975	$19,336	$692	($18,110)	($8,929)	$18,090	($19,369)	($32,529)	$87,893	($42,737)
Non-GAAP earnings per diluted share ("Non-GAAP EPS")	$0.43	$0.44	$0.35	$0.19	$0.71	$0.16	$0.01	($0.15)	($0.07)	$0.15	($0.16)	($0.26)	$0.73	($0.35)
Diluted weighted average shares outstanding	127,881	128,561	129,075	124,946	120,738	119,379	119,874	119,109	119,348	122,749	122,183	126,049	120,067	122,481

(1) The Company utilized the with and without method to determine the income tax effect on non-GAAP adjustments.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP net income" as GAAP net income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, write-down of inventory, vendor advances and PO cancellation fees, goodwill impairment, restructuring charges and asset impairments, accelerated depreciation for early retirement of fixed assets, and the non-cash portion of interest expense. We consider non-GAAP net income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.

We define " non-GAAP earnings per share on a fully-diluted basis" as our non-GAAP net income divided by our weighted average shares outstanding on a fully-diluted basis.

GTAT Non-GAAP Financial Measures

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three Months Ended												Twelve Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	September 28, 2013	December 31, 2013	December 31, 2012	December 31, 2013
Non-GAAP Gross Profit and Gross Margin														
Revenue	$ 271,627	$ 231,096	$ 217,691	$ 153,028	$ 353,890	$ 167,252	$ 110,061	$ 102,333	$ 57,776	$ 168,330	$ 40,291	$ 32,570	$733,536	$298,967
Cost of revenue	154,763	117,707	122,606	87,030	201,562	107,046	75,033	143,491	44,161	109,714	22,514	29,531	527,132	205,920
Gross Profit	116,864	113,389	95,085	65,998	152,328	60,206	35,028	(41,158)	13,615	58,616	17,777	3,039	206,404	93,047
Non-GAAP adjustments:														
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	-	-	-	-	71,754	492	45	19	943	71,754	1,499
Accelerated depreciation for early retirement of fixed assets	-	-	-	-	-	-	-	2,520	-	-	-	2,488	2,520	2,488
Non-GAAP gross profit	$116,864	$113,389	$95,085	$65,998	$152,328	$60,206	$35,028	$33,116	$14,107	$58,661	$17,796	$6,470	$280,678	$97,034
Non-GAAP gross margin	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	32.4%	24.4%	34.8%	44.2%	19.9%	38.3%	32.5%

Use of Non-GAAP Financial Measures
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP gross profit" as GAAP gross profit excluding write-down of inventory, vendor advances & PO cancellation fees, and the accelerated depreciation for early retirement of fixed assets. We consider non-GAAP gross profit to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.